SUPPLEMENT TO THE
SPARTAN(registered trademark) U.S. EQUITY INDEX FUND
A FUND OF FIDELITY CONCORD STREET TRUST
STATEMENT OF ADDITIONAL INFORMATION
APRIL 21, 1999

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "INVESTMENT POLICIES AND LIMITATIONS" SECTION BEGINNING ON PAGE 2.

(iii) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)).

(v) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 15% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

THE FOLLOWING INFORMATION REPLACES THE 9TH PARAGRAPH FOUND    IN
THE     "PORTFOLIO TRANSACTIONS" SECTION BEGINNING ON PAGE 10.

To the extent permitted by applicable law, BT is authorized to allocate portfolio transactions in a manner that takes into account assistance received in the distribution of shares of the funds or other Fidelity funds and to use the research services of brokerage and other firms that have provided such assistance. BT may use research services provided by and place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage Services Japan LLC (FBSJ), indirect subsidiaries of FMR Corp., and BT Brokerage Corporation and BT Futures Corp., indirect subsidiaries of Deutsche Bank AG, if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Prior to December 9, 1997, FMR used research services provided by and placed agency transactions with Fidelity Brokerage Services (FBS), an indirect subsidiary of FMR Corp.

THE FOLLOWING INFORMATION REPLACES THE SIMILAR INFORMATION FOUND IN THE "TRUSTEES AND OFFICERS" SECTION ON PAGE 16.

*ABIGAIL P. JOHNSON (37), Member of the Advisory Board of Fidelity Concord Street Trust (1999), is Vice President of certain Equity Funds
(1997), and is a Director of FMR Corp. (1994). Before assuming her current responsibilities, Ms. Johnson managed a number of Fidelity funds. Edward C. Johnson 3d, Trustee and President of the Funds, is Ms. Johnson's father.

THE FOLLOWING INFORMATION REPLACES THE LAST PARAGRAPH FOUND    IN
THE "CONTROL OF INVESTMENT ADVISER" SECTION BEGINNING ON PAGE 18.

BT, a New York banking corporation with principal offices at 130 Liberty Street, New York, New York 10006, is a wholly owned subsidiary of Deutsche Bank AG (effective June 4, 1999), whose principal offices are Taunusanlage 12, D-60325 Frankfurt am Main, Federal Republic of Germany. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail and commercial banking, investment banking and insurance.

   THE FOLLOWING INFORMATION REPLACES THE SIMILAR INFORMATION FOUND UNDER THE HEADING "SUB-ADVISER" IN THE "MANAGEMENT CONTRACT" SECTION BEGINNING ON PAGE 19.

   For the fiscal year ended February 28, 1999 and for the fiscal period from December 5, 1997 to February 28, 1998, FMR paid BT fees of $775,210 and $142,480, respectively.

THE FOLLOWING INFORMATION REPLACES THE SIMILAR INFORMATION FOUND IN THE "TRANSFER AND SERVICE AGENT AGREEMENTS" SECTION ON PAGE 21.

The fund has also entered into a service agent agreement with FSC, an affiliate of FMR. Under the terms of the agreement, FSC calculates the NAV and dividends for the fund and maintains the fund's portfolio and general accounting records.